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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   FEBRUARY 28, 1997


                            McAFEE ASSOCIATES, INC.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


      Delaware                       0-20558             77-0316593
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(State or other jurisdiction       (Commission          (IRS Employer
  of incorporation)                File Number)      Identification No.)


2710 Walsh Avenue, Santa Clara, California                 95051
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(Address of principal executive offices)                 (Zip Code)


Company's telephone number, including area code:   (408) 988-3832
                                                -------------------------------



                                      Same
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         (Former name or former address, if changed since last report.)



                           Exhibit Index on Page Five



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ITEM 5.          OTHER EVENTS

                 FSA Combination Corp. ("Sub"), a Delaware corporation and an indirect subsidiary of McAfee Associates, Inc. ("McAfee" or the "Company"), a Delaware corporation, acquired Kabushiki Kaisha Jade ("Jade"), a Japanese corporation, in exchange for shares of Common Stock of McAfee (the "Exchange"). The Exchange was accomplished pursuant to the terms of a Stock Exchange Agreement (attached as Exhibit 2.1 hereto), dated January 13, 1997 (the "Stock Exchange Agreement"), by and among the Company, Sub, Jade and all the shareholders of Jade (collectively, the "Shareholders") and was consummated after trading closed on February 28, 1997. The Exchange will be recorded as a pooling of interests for accounting purposes. The terms of the Stock Exchange Agreement reflected the arm's-length negotiations among the parties.

                 Pursuant to the terms of the Stock Exchange Agreement, all shares of issued and outstanding par value stock of Jade were exchanged for an aggregate of 336,071 shares of Common Stock of McAfee. Under the terms of the Stock Exchange Agreement, approximately ten percent (10%) of the shares of the Company's Common Stock to be received by the Shareholders were placed in an escrow account with Cupertino National Bank & Trust as security for the agreement of the Shareholders to indemnify McAfee for certain contingencies.

                 Under the terms of the Stock Exchange Agreement, the Shareholders were granted certain registration rights in connection with the Common Stock of the Company received by the Shareholders in the Exchange pursuant to a Registration Rights Agreement (attached as Exhibit 4.1 hereto), dated January 13, 1997, by and between the Company and the Shareholders.

                 A copy of the press release announcing that the Company entered into the Stock Exchange Agreement is attached as Exhibit 99.1 and is incorporated herein by reference.



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        Exhibit
         Number       Description



          2.1 Stock Exchange Agreement, dated January 13, 1997, by and among McAfee, Sub, Jade and the Shareholders.



          4.1 Registration Rights Agreement, dated January 13, 1997, by and between McAfee and the Shareholders.



         99.1 Press Release, dated January 30, 1997, announcing that McAfee entered into the Stock Exchange Agreement.








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                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







                                       McAFEE ASSOCIATES, INC.





Dated:  March 14, 1997                 By:  /s/ Prabhat Goyal
                                          -------------------------------------
                                            Prabhat Goyal
                                            Chief Financial Officer, Vice
                                            President of Administration,
                                            Treasurer and Secretary
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                                 EXHIBIT INDEX

                                                                    Sequentially
Exhibit                                                               Numbered
Number       Description                                                Page
------       -----------                                            ------------


2.1 Stock Exchange Agreement, dated January 13, 1997, by and among McAfee, Sub, Jade and the Shareholders.

4.1 Registration Rights Agreement, dated January 13, 1997, by and between McAfee and the Shareholders.

99.1 Press Release, dated January 30, 1997, announcing that McAfee entered into the Stock Exchange Agreement.